AMENDMENT NO. 2 TO MANAGEMENT AGREEMENT

                                      Among

                            INTEGRAMED AMERICA, INC.

                                       AND

              REPRODUCTIVE ENDOCRINE & FERTILITY CONSULTANTS, P.A.


                                       And

                MIDWEST FERTILITY FOUNDATIONS & LABORATORY, INC.


         THIS AMENDMENT NO. 2 TO MANAGEMENT AGREEMENT ("Amendment No. 2"), dated July 1, 1998 by and among IntegraMed America, Inc., a Delaware corporation, with its principal place of business at One Manhattanville Road, Purchase, New York 10577 ("INMD") and Reproductive Endocrine & Fertility Consultants, P.A., a professional association, doing business as Reproductive Science Associates, having its principal place of business at Two Brush Creek, Suite 500, Kansas City, Missouri 64112, and Midwest Fertility Foundations & Laboratory, Inc., a Kansas corporation, having its principal place of business at Two Brush Creek, Suite 500, Kansas City, Missouri 64112. (Reproductive Endocrine & Fertility Consultants, P.A. and Midwest Fertility Foundations & Laboratory, Inc. are collectively referred to as "PA").

                                    RECITALS:

         WHEREAS, INMD and PA entered into a Management Agreement dated November 1, 1995 (the "Management Agreement"), which was amended May 22, 1997 ("Amendment No. 1"), pursuant to which INMD agreed to provide certain management and administrative services to PA; and

         WHEREAS, INMD and PA wish to amend further the Management Agreement, in pertinent part, to, among other things, (i) modify the management fee payment and (ii) provide for joint responsibilities and duties under the Management Agreement, as amended.

         NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, and as contained in the Management Agreement, as amended, INMD and PA agree as follows:

         1. Section 7.1.4 of the Management Agreement is hereby deleted in its entirety and the following hereby substituted therefor, effective July 1, 1998:

         "7.1.4 an additional Service Fee equal to 20% of PDE, paid monthly but reconciled to PA's annual results of operations evidenced by PA's Financial Statements; provided, however, the first $25,000 of PDE, quarterly, shall inure to the benefit of PA. INMD shall be paid 20% of all PDE in excess of $25,000, quarterly, during the term of this Agreement."

         2. Paragraph 2 of Amendment No. 1 is hereby deleted in its entirety effective July 1, 1998 and the resultant Section 7.3.1 of the Management Agreement is hereby amended by deleting the same and substituting the following therefor, effective July 1, 1998:

         "7.3.1 Any amounts advanced hereunder shall be considered Service Fees as provided for in Section 7.1 and shall be repaid by INMD retaining 55% of PA's 80% PDE allocation provided for in Section 7.1.4, after the first $25,000 of PDE is received by PA on a quarterly basis; provided, however, INMD agrees to delay effecting retention of 55% of PA' 80% PDE in excess of $25,000 on a quarterly basis until January 1, 1999 in order for PA to develop a sustained profit stream between the date hereof and January 1, 1999."

         3. Paragraph 3 of Amendment No 1 is hereby deleted in its entirety, effective July 1, 1998 and the resultant Section 7.4 of the Management Agreement is hereby amended by deleting the same and substituting the following therefor:

         "7.4 INMD will seek, at its sole costs and expense, with PA's assistance on a best-efforts basis, a medical practice practicing in a medical area complimentary to PA's medical practice ("Co- Tenant") to occupy the Facility on a co-extensive basis with PA. INMD will, after identification of and negotiations with such Co-Tenant, establish a reasonable occupancy fee ("Occupancy Fee") to be paid to INMD by the Co-Tenant, and will establish an appropriate method for PA's and Co- Tenant's sharing of INMD's management and administrative services, with Co-Tenant paying a reasonable cost ("Co-Tenant's Prorata Costs") for such services and INMD crediting PA's Costs of Services, monthly, for Co-Tenant's Prorata Costs and Occupancy Fee. The selection of a Co-Tenant shall be subject to PA's approval which will not be unreasonably withheld and INMD will determine which INMD employees and services will be made available to Co-Tenant, all on a non-exclusive basis, with PA's consent which will not be unreasonably withheld."

         4. The  Management  Agreement  is hereby  amended to add the  following
Article:

                                   "Article 13


                        JOINT DUTIES AND RESPONSIBILITIES


         13.1 FORMATION AND OPERATION OF JOINT PRACTICE MANAGEMENT BOARD. INMD and PA will establish a Joint Practice Management Board which will be responsible for developing management and administrative policies for the overall operation of PA. The Joint Practice Management Board will consist of designated management representative(s) from INMD, one or more PA owners, as determined by PA, such other practice physicians, as appropriate. In the case of any matter requiring a formal vote, PA shall have one (1) vote and INMD shall likewise have one (1) vote.

         13.2 DUTIES AND RESPONSIBILITIES OF THE JOINT PRACTICE MANAGEMENT BOARD. The Joint Practice Management Board shall have the following duties and responsibilities:

                  13.2.1 ANNUAL BUDGETS. All annual capital and operation budgets prepared by INMD shall be subject to the review, amendment, approval and disapproval of the Joint Practice Management Board.

                  13.2.2 CAPITAL IMPROVEMENTS AND EXPANSION. Except as otherwise provided herein, any renovation and expansion plans, and capital equipment expenditures with respect to PA shall be reviewed and approved by the Joint Practice Management Board and shall be based upon the best interests of PA, and shall take into account capital priorities, economic feasibility, physician support, productivity and then current market and regulatory conditions.

                  13.2.3 ADVERTISING BUDGET. All annual advertising and other marketing budgets prepared by INMD shall be subject to the review, amendment, approval and disapproval of the Joint Practice Management Board.

                  13.2.4 PATIENT FEES. The Joint Practice Management Board shall review and approve the fee schedule for all physician and ancillary services rendered by PA.

                  13.2.5 ANCILLARY SERVICES. The Joint Practice Management Board shall approve ancillary services rendered by PA.

                  13.2.6 PROVIDER AND PAYER RELATIONSHIPS. Decisions regarding the establishment or maintenance of relationship with institutional health care providers and payers shall be made by the Joint Practice Management Board in consultation with PA; provided, however, that unanimous consent of PA designated members of the Joint Practice
         Management Board shall be necessary to discontinue any existing PA institutional relationship.

                  13.2.7 STRATEGIC PLANNING. The Joint Practice Management Board shall develop long-term strategic plans, from time to time.

                  13.2.8 PHYSICIAN HIRING. The Joint Practice Management Board shall determine, except as otherwise provided for herein, the number and type of physicians required for the efficient operation of PA. The approval of the Joint Practice Management Board shall be required for any modifications to the restrictive covenants contained in any physician agreement.

                  13.2.9 PROVIDER CONTRACTS. The Joint Practice Management Board shall approve, disapprove, or amend all managed care, PPO, HMO, Medicare risk and other provider contracts negotiated by INMD."

            4. All other provisions of the Management Agreement and Amendment No. 1 not in conflict with this Amendment No. 2 remain in full force and effect.

         5. This Amendment No. 2 may be executed in any number of separate counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have signed this Amendment No. 2 as the date first written above.

INTEGRAMED AMERICA, INC.



By:/s/Donald S. Wood
   ----------------------------------
   Donald S. Wood, Pd.D.,  President,
   Reproductive Science Center Division


REPRODUCTIVE ENDOCRINE & FERTILITY CONSULTANTS, P.A.



By:/s/Elwyn M. Grimes
   ---------------------------------------------
   Elwyn M. Grimes, M.D., President


MIDWEST FERTILITY FOUNDATIONS & LABORATORY, INC.



By:Elwyn M. Grimes
   ---------------------------------------------
   Elwyn M. Grimes, M.D., President